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                                                                     EXHIBIT 4.1

                                 [PNV INC. LOGO]

                                    PNV INC.

NUMBER                                                  SHARES
PNV

COMMON STOCK                                            CUSIP 69348A 10 3
                                                        SEE REVERSE SIDE
                                                        FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that




is the record holder of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF

                                    PNV INC.

(hereafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
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
COUNTERSIGNED AND REGISTERED:                  [CORPORATE SEAL]         /S/ ANTHONY ALLEN        /S/ STEPHEN L. CONKLING
                                                                                SECRETARY                      PRESIDENT
FIRST UNION NATIONAL BANK
(CHARLOTTE, N.C.)
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BY                TRANSFER AGENT AND
                  REGISTRAR


                  AUTHORIZED SIGNATURE



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                                    PNV INC.

         The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM  - as tenants in common                      UNIF GIFT MIN ACT-_______ Custodian________
TEN ENT  - as tenants by the entireties                                 (Cust)          (Minor)
JT TEN   - as joint tenants with right of                          under Uniform Gifts to Minors
           survivorship and not as tenants                         Act _________________________
           in common                                                           (State)
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     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------

- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------

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

                                                     X ---------------------------------------------------------------------

                                                     X ---------------------------------------------------------------------
                                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                     WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                                     EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                                     CHANGE WHATEVER.

                           Signature(s) Guaranteed:
                                                     -----------------------------------------------------------------------


                                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                     SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS
                                                     ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM PURSUANT
                                                     TO RULE 17AD-15 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
 DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                   THE ISSUANCE OF A REPLACEMENT CERTIFICATE.